[Quepasa.com letterhead]



                                                                   Exhibit 10.14



GTE Internetworking
150 Cambridge Park Drive
Cambridge, MA 02140
Attention: Corporate Sales Administration


Dear Sir/Madam:

Please accept this letter in lieu of a Purchase Order. We are hereby authorizing BBN Planet to provision services in the dollar amount specified in Quote #97610.9999.1 attached hereto.

Sincerely,




/s/ Jennifer L. Ferlaino
-------------------------------------
    Jennifer L. Ferlaino
    Secretary/Treasurer

[GTE LOGO]                    CREDIT LIMIT REQUESTED $
                                                      ------------
                              PRODUCT/SERVICES DESIRED:
                                                       -----------
                              ARE P.O.'S REQUIRED FOR PAYMENT? / / YES / / NO


                               CREDIT APPLICATION
===============================================================================
COMPANY INFORMATION

Name of Company: quepasa.com, inc.                 Telephone: (602) 716-0100
                ----------------------------------           ---------------

Street: One Arizona Center - 400 E. Van Buren Suite 545
       ---------------------------------------------------------------------

City: Phoenix                           State:   AZ              Zip: 85004
     ----------------------------             --------               -------

Type of Business: Internet Applications Developer
                 -----------------------------------------------------------

# of years in business: 1 1/2
                       ---------------

Type of ownership:      /X/ Corporation      / / Partnership

                       / / Proprietorship    / / Other
                                                      ------------------------
                                                             (Describe)

Officers and titles, name(s) of partners or owners: Jeffrey S. Peterson,
                                                  ----------------------------
President & CEO, Michael D. Silberman, Chief Financial Officer & Chief
------------------------------------------------------------------------------
Operations Officer, Jennifer L. Ferlaino, Secretary/Treasurer, Kevin Dieball,
------------------------------------------------------------------------------
Vice President, Michael Hubert, Director of Marketing Vice President.
------------------------------------------------------------------------------

Authorized Buyer(s): Jennifer L. Ferlaino, Michael D. Silberman, Jeffrey
                     ---------------------------------------------------------
Peterson                                          Federal ID #: 86-0879433
--------                                                        --------------

OWNER INFORMATION (Must be completed for all partnerships, sole proprietorships and corporations in business less than 3 years.)

Name: Michael D. Silberman                   Home Phone: (818) 348-6093
     -------------------------------------              -----------------------

Address, City, State, Zip: 22960 Burbank Blvd, Woodland Hills, CA 91367
                          -----------------------------------------------------

Title: CFO & COO
      -----------

Ownership %                          SS# ###-##-####
           -----------------------      -------------

Name: Jennifer L. Ferlaino                   Home Phone: (602) 315-4387
     -------------------------------------              -----------------------

Address, City, State, Zip: 4400 N. Scottsdale Rd. #9302, Scottsdale, AZ 85251
                          -----------------------------------------------------

Title: Secretary/Treasurer
      ---------------------

Ownership %                          SS# ###-##-####
           -----------------------      -------------

BANK REFERENCES:

Bank(s): Wells Fargo Bank               Contact: Rick Chambers (branch manager)
        -----------------------------           -------------------------------

Address: 2424 S. Carson St., Carson City, NV 89701      Telephone: 702-885-1111
        ------------------------------------------                -------------

Account #: 0455836379                 Line of Credit:
       -----------------------------                 --------------------------


                     AUTHORIZATION TO RELEASE INFORMATION:
I hereby authorize our bank(s) and vendor(s) to release any information necessary to assist in establishing a line of credit.

Signature /s/ Jennifer L. Ferlaino  Title: Secretary/Treasurer   Date: 12/21/98
         -------------------------        --------------------        ---------

TRADE REFERENCES (Please provide complete street address, city, state, zip and account number.)

BUSINESS REFERENCES:

Company #1: Exodus Communications        Company #2: Arizona Republic
           ---------------------------              ---------------------------

Address: 2650 San Tomas Expressway       Address: 106 E. Baseline Road
        ------------------------------           ------------------------------
         Santa Clara, CA 95051                    Mesa, AZ
        ------------------------------           ------------------------------

Account #: Customer ID ICI003            Account #: Acct #38562
          ----------------------------             ----------------------------

Telephone: 408-346-2200                  Telephone: 602-444-7915
          ----------------------------             ----------------------------

Company #3: The Business Journal         Company #4: Westec Security
           ---------------------------              ---------------------------

Address: PO BOX 16718                    Address: 4602 E. University Dr.
        ------------------------------           ------------------------------
         Phoenix, AZ 85011-6718                   Phoenix, AZ 85034
        ------------------------------           ------------------------------

Account #:                               Account #:
          ----------------------------             ----------------------------

Telephone: 602-230-8400                  Telephone: 602-829-3778
          ----------------------------             ----------------------------

   PLEASE INCLUDE A COPY OF YOUR MOST RECENT AUDITED FINANCIAL STATEMENT WITH
                               THIS APPLICATION.
           THIS STATEMENT IS REQUIRED FOR CREDIT APPROVAL. THANK YOU.
           ----------------------------------------------------------

[GTE LOGO}                                                 Master Agreement for
                                                       Internetworking Services
                                                         Rev: February 19, 1998

THIS MASTER AGREEMENT BETWEEN GTE INTERNETWORKING INCORPORATED ("WE") AND THE CUSTOMER IDENTIFIED BELOW ("YOU") INCLUDES THE ATTACHED SERVICE SCHEDULES AND SERVICE QUOTATIONS (COLLECTIVELY "SCHEDULES") TOGETHER WITH ANY ADDITIONAL SCHEDULES MUTUALLY AGREED IN WRITING IN THE FUTURE.

1. SERVICES. We will provide you the Internetworking services ("Services") specified in the Schedule(s). Our commencement of providing any of the Services shall constitute our acceptance of this Master Agreement.

2. PRICES. Prices are stated in the Schedules and are guaranteed for the Term stated in the Schedules. If any of the Services are on a month-to-month basis, we will give you at least 30 days notice of a price change. In addition, you are responsible for applicable taxes, tariffs, telecommunications surcharges or other governmental charges due on account of the Services.

3. PAYMENT. Unless otherwise stated in a Schedule, we will invoice you monthly. You agree to pay within 30 days from receipt of invoice. For overdue invoices, you will pay interest of 1.5% for each month or part of a month (or the maximum allowed by law, whichever is less).

4. OUR RESPONSIBILITY. We are responsible for providing the Services by qualified personnel in a professional manner. WE DISCLAIM ALL OTHER
WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5. YOUR RESPONSIBILITY. You are responsible for the manner in which you use the Services, including the maintenance and security of your data, computer network and other facilities; your choice of equipment, software and online content, and all other matters related to how you use the Services. Unless expressly permitted by a Schedule or separate reseller agreement with us, you shall not resell Services, or access to Services, directly or indirectly to third parties.

6. INDEMNIFICATION. We will indemnify you for damages, costs and attorneys fees you incur from any claim that our design of the Services infringes any U.S. patent, copyright, trademark, trade secret or other intellectual property right. You will indemnify us for damages, costs and attorneys fees we incur from any claim arising from your manner of using of the Services, your combination of the Services with other products or services not provided by us, or your modification of the Services. The indemnifying party shall conduct the defense and shall have control of the litigation; the other party shall give prompt notice of claims and shall cooperate in defending against the claim. THE PARTIES DISCLAIM THE IMPLIED WARRANTY OF NON-INFRINGEMENT, RELYING INSTEAD ON THE TERMS OF THIS SECTION.

7. IP ADDRESSES. Upon expiration, cancellation or termination of the Agreement or applicable Schedule, you shall relinquish any IP addresses or address blocks assigned to you by us.

8. ACKNOWLEDGEMENT. You agree that we may include your name in listings of our customers.

9. COMPLIANCE WITH LAWS. You shall not use or permit your end users to use the Services in ways that violate laws or our acceptable use policy which is published on our web site at http://www.bbn.com/aup/, infringe the rights of others, or interfere with users of our network or other networks. For example, you shall not distribute chain letters or unsolicited bulk electronic mail ("spamming"); propagate computer worms or viruses; use a false identity; attempt to gain unauthorized entry to any site or network; distribute child pornography, obscenity or defamatory material over the Internet; or infringe copyrights, trademarks or other intellectual property rights. You further agree to comply with U.S. export laws concerning the transmission of technical data and other regulated materials via the Services.

10. TERMINATION. Either party may terminate or cancel this Agreement if the other fails to cure a material breach of the Agreement within 30 days after receiving written notice of the breach. We reserve the right, but assume no obligation, to suspend performance immediately if you are more than 30 days overdue in payments or if, in our reasonable judgment, you have violated Section 9.

11. LIMITATION OF LIABILITY. EXCEPT FOR (A) INDEMNIFICATIONS PURSUANT TO
SECTION 6, (B) BREACH OF ANY CONFIDENTIALITY OBLIGATIONS STATED IN A SERVICE SCHEDULE, AND (C) BREACHES BY YOU OF LICENSE TERMS APPLICABLE TO GTE-PROVIDED SOFTWARE, NEITHER PARTY (NOR ITS SUPPLIERS OR CUSTOMERS) SHALL BE LIABLE TO THE OTHER PARTY FOR PUNITIVE, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES INCLUDING WITHOUT LIMITATION, LOST PROFITS OR LOSS OR DAMAGE TO DATA ARISING OUT OF THE USE OR INABILITY TO USE SERVICES, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12. LIMITATION OF DAMAGES. OUR AGGREGATE LIABILITY TO YOU RELATING TO OR ARISING OUT OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED (a) THE TOTAL AMOUNTS PAID BY YOU TO US FOR THE SERVICE IN QUESTION, DURING THE ONE-YEAR PERIOD IMMEDIATELY PRECEDING THE EVENT WHICH GAVE RISE TO YOUR CLAIMS OR (b) $100,000, WHICHEVER IS LESS.

13. MISCELLANEOUS. The terms and conditions of this Agreement supercede all previous agreements, proposals or representations related to the Services. Except for assignments to GTE affiliates, neither party may assign this Agreement without the prior written consent of the other party. This Agreement shall be governed by the substantive laws of the Commonwealth of Massachusetts. Any changes to this Agreement, or any additional or different terms in your purchase orders, acknowledgments or other documents, will not be effective unless expressly agreed to in writing by us.

--------------------------------------------------------------------------------
Please sign below to indicate your understanding and acceptance of the terms of this Agreement.

Company (Type or Print Full Customer Name): quepasa.com, inc.
                                            -----------------------------------

Signature: /s/ Jennifer L. Ferlaino               Date: 12/21/98
          ---------------------------------       -----------------------------

Print Name: Jennifer L. Ferlaino             Title: Secretary/Treasurer
           --------------------------------        ----------------------------

1 of 1                                                                       MA

[GTE LETTERHEAD]

                    Service Quotation For Quepasa.com, Inc.
--------------------------------------------------------------------------------

TO: Jeff Peterson                            Quote Date:     Dec 22, 1998
    Quepasa.com, Inc.                        Quote Valid To:
    One Arizona Center                       Quote Number:   87610.9999.1
    Phoenix, AZ 85004                        Service Level:  Web Advantage,
    USA                                                      Collocated 2.0
                                                             (100mb)

Additional Terms:
-----------------

(a) The Service Quotation and all Services that may be provided pursuant to this Service Quotation are subject to the terms and conditions of (a) the Master Agreement for Internetworking Services or the Master Agreement for Internet Services or Internet Services and Products Master Agreement previously signed by you (or, if you have not signed such a Master Agreement, the terms and conditions of the current Master Agreement for Internetworking Services), and (b) the Service Schedule for the applicable Services you are purchasing as indicated in this Service Quotation.

(b) Final acceptance of this Service Quotation by us is subject to credit check approval, and confirmation of a valid Master Agreement and Service Schedule signed by Customer.

(c) are different from or in addition to the terms and conditions contained in this Service Quotation, the applicable Master Agreement, and/or the applicable Service Schedule(s) signed by Customer, shall not be binding on us unless expressly accepted in writing, herein or otherwise, by our authorized representative, and we hereby object to and reject all terms and conditions not so accepted.

(d) Advance payment of $87,000.00 must be received by GTE Internetworking on or before December 28, 1998.

    Customer (Type or Print Full Name):  Quepasa.com, Inc.
                                        ----------------------------------------
    Signature:  /s/ Jennifer L. Ferlaino       Date:  12/23/98
              -----------------------------          ---------------------------
    Print Name: Jennifer L. Ferlaino           Title: Secretary/Treasurer
               ----------------------------          ---------------------------

    Purchase orders should be made out
    to: GTE Internetworking

        Attention: Dean Wirtz
        4041 N. Central Ave., Suite 400
        Phoenix, AZ 85012

Should you have questions about this quotation, please contact Dean Wirtz at 602-207-8447, E-mail: dwirtz@bbnplanet.com

[GTE LOGO]

                                                                SERVICE SCHEDULE
                                                                        SERVICES



This Service Schedule is part of and is governed by the Master Agreement for Internetworking Services ("Master Agreement"). The terms and conditions of the Master Agreement are incorporated herein by reference.

1. COVERED SERVICES. We will provide you with the level of Web Advantage(SM) Service ("WA Service") indicated in the Service Quotation ("Quotation"). The Service Period and fees for the WA Service are as described in the Quotation. Our commencement of providing WA Service to you as described in the Quotation shall constitute our acceptance of this Service Schedule.

2. SERVICE DESCRIPTION. WA Service provides you with web hosting services. Further details of the WA Service are set forth in the applicable Service Description for the level of WA Service selected on the Quotation. Service Descriptions are available from your GTE sales representative.

3. RENEWAL. We encourage you to contact us, via email to: renew@bbnplanet.com, prior to the expiration of the then-current Service Period, to renew the WA Service for an additional term of one year or greater. If the Service Period expires before it has been renewed in writing, then we may continue to provide you with the WA Services on a month-to-month basis at 105% of our then-current undiscounted list prices, until the Service Period has been renewed in writing.

4. SERVICE CANCELLATION. You may cancel WA Service at any time by providing 60 days prior notice via email to: cancel@bbnplanet.com. If you cancel during the Service Period, you agree to pay us (a) all WA Service fees accrued as of the cancellation date and (b) an early cancellation fee in an amount equal to 50% of WA Service fees due for the canceled portion of the Service Period.

5. DOMAIN NAME FEES. Domain name registration fees and periodic maintenance fees are your responsibility and will be billed directly to you by InterNIC. Such fees are not included in the prices for WA Service.

6. CONTENT. Our provision of WA Services does not alter any of your pre-existing right, title, and interest in content material (including but not limited to text, software, scripts, multimedia images, graphics, audio, video, and other data) which you install or have installed on our server computer (collectively "Content").

7. THIRD PARTY SOFTWARE. If you purchase any optional functionality which involves the acquisition of third party software through us (e.g., Real Networks Software), you agree to sign any required third party license agreements prior to delivery of the third party software. If we install third party software for you and acceptance of license terms is effected electronically, you authorize us to accept third party license terms on your behalf. In the event we make any software available to you in connection with WA Service, you acknowledge and agree that title to such software remains with us and our suppliers, if any, that the content and design of such software are valuable trade secrets, and that you may use such software only for purposes of the WA Service. You agree not to (a) copy or duplicate such software; (b) reverse engineer, decompile or disassemble such software; (c) make derivative works from such software; or (4) modify such software. In the event we install any software on equipment owned by you we shall remove the software before returning the equipment to you.

8. WEB ADVANTAGE(SM) CUSTOMER ADMINISTRATION AND WEB ADVANTAGE(SM) COLLOCATED HOSTING SERVICES. If you are also purchasing Web Advantage(SM) Service Customer Administration Service ("CA Service"), Web Advantage(SM) Collocated Housing Services ("CO Service") or Customer Support Services, or any other optional services, the nature of the service and the extent of your responsibilities in connection therewith are set forth in the then-current Service Description for the applicable optional service. For CA Service and CO Service, you will have full server access, including remote power cycling. Because you have full server access, you will be solely responsible for administration and support of the server, including the operating system, application software and Content. You agree to designate qualified personnel to manage such access.

9. TIME & MATERIALS SERVICES. If you are purchasing qualified (see applicable Service Descriptions) Web Advantage(SM) Dedicated UNIX and/or Dedicated NT, you may engage us to perform certain optional Time & Materials Services. (For Web Advantage(SM) Collocated Hosting Service we may be required to perform Emergency Time & Materials Services at a premium hourly rate, with regard to such services the balance of this provision applies). Upon receipt of a written or electronic request from you, we will provide Time & Materials Services in accordance with and to the extent, described in the Web Advantage(SM) Server Support Services Service Description. All Time & Materials Services shall be provided on an "AS IS" basis. For Time and Materials Services we shall provide services at our then current standard hourly rates and shall provide materials at our then current standard prices. Costs incurred by us for travel, subsistence, supplies and/or services shall be billed at our cost plus our standard administrative handling charge. You agree to pay for any such Time & Materials Services, costs, and handling charges promptly in accordance with the terms of this Agreement. YOU AGREE THAT OUR LIABILITY TO YOU FOR ANY AND ALL CLAIMS OR DAMAGES RELATING TO OR ARISING OUT OF OUR PROVISION OF TIME & MATERIALS SERVICES, WHETHER IN CONTRACT, TORT OR OTHERWISE, WILL NOT EXCEED (a) THE TOTAL AMOUNTS PAID BY YOU TO US FOR TIME & MATERIALS SERVICES DURING THE ONE-YEAR PERIOD IMMEDIATELY PRECEDING THE EVENT WHICH CAUSED THE LIABILITY, OR (b) $100,000, WHICHEVER IS LESS. In the event we provide any of our pre-existing software to you in connection with the Time & Materials Services, you acknowledge and agree that title to such software remains with us and that the content and design of such software are valuable trade secrets, and that you may use such software only for purposes of the WA Service. You agree not to (a) copy or duplicate such software; (b) reverse engineer, decompile or disassemble such software; (c) make derivative works from such software; or (d) modify such software.

10. IP ADDRESSES. Upon expiration, cancellation or termination of the Agreement or applicable Schedule, you shall relinquish any IP addresses or address blocks assigned to you by us.

11. ACCEPTABLE USE. You agree to use the WA Service in accordance with our acceptable use policy. Our current acceptable use policy is published on our web site at http://www.bbn.com/aup/.

[GTE LOGO]                                                      SERVICE SCHEDULE
                                                          WEB ADVANTAGE SERVICES



12. COMPLIANCE WITH LAW. You shall not use or permit your end users to use the Services in ways that violate laws, infringe the rights of others, or interfere with users of our network or other networks, for example, you shall not distribute chain letters or unsolicited bulk electronic mail ("Spamming"): propagate computer worms or viruses; use a false identity; attempt to gain unauthorized entry to any site or network; distribute child pornography, obscenity or defamatory material over the Internet; or infringe copyrights, trademarks or other intellectual property rights. You further agree to comply with U.S. export laws concerning the transmission of technical data and other regulated materials via the Services.

13. COMMERCE RE@ASM SERVICE OPTIONS:

iCat SOFTWARE OPTION. If you are purchasing Web Advantage(SM) Dedicated Unix
4.0 (or greater) Select or Premier Service from us, you may also purchase a license to iCat software from us. Once you have paid us the applicable fees stated in the Quotation, we will grant you a non-exclusive, royalty-free, non-transferable sublicense to use the applicable iCat software in accordance with the iCat license terms. In addition to iCat Commerce Publisher, an iCat Catalog license must be purchased before an iCat Catalog can be hosted. For purposes of this Agreement, the term "Catalog" means an original interactive multimedia presentation of products, services, digital assets or information in an electronic format, that is uniquely branded, uses a unique database, is defused by a unique "Catalog Preference File," and is registered with iCat to the name of the catalog owner.

DIGITAL DELIVERY OPTION. If you are purchasing Web Advantage(SM) Dedicated Unix
4.0 (or greater) Select or Premier Service, Cybercash Service, and Secure Socket Layer ("SSL") from us, you may also purchase the Digital Delivery Service option, which is a service that is designed to enable electronic distribution of software by you. Further details concerning the service and your responsibilities in connection with the Digital Delivery, SSL and CyberCash Service options are stated in the applicable Service Description; your selection of this optional service is indicated by the statement of the applicable fee in the Quotation.


PLEASE SIGN BELOW TO INDICATE YOUR ACCEPTANCE OF THE TERMS OF THIS SERVICE SCHEDULE.

CUSTOMER  (Type or Print Name): quepasa.com, inc.
                              ---------------------------------------------

SIGNATURE: /s/ Jennifer L. Ferlaino             DATE: 12/23/98
          ----------------------------          ---------------------------

PRINT NAME: Jennifer L. Ferlaino                TITLE: Secretary/Treasurer
           ---------------------------          ---------------------------

[GTE LOGO]           SERVICE QUOTATION FOR QUEPASA.COM, INC.
--------------------------------------------------------------------------------

TO: Jeff Peterson                            Quote Date:     Dec 22, 1998
    Quepasa.com, Inc.                        Quote Valid To:
    One Arizona Center                       Quote Number:   87610.9999.1
    400 E. Van Buren                         Service Level:  Web Advantage,
    Phoenix, AZ 85004                                        Collocated 2.0
    USA                                                      (100mb)

Service Period (please check one as applicable):

X 1 Year            2 Years             3 Years

The Service Period shall commence upon the provisioning by BBN Corporation, a subsidiary of GTE Internetworking Incorporated ("we", "our", or "us"), to you of the services listed on this Service Quotation.

RECURRING FEES (1 YEAR CONTRACT)               MONTHLY           ANNUAL
--------------------------------               -------           ------
WA Collocated Svc Fee - Full Rack............  $ 2,000.00        $ 24,000.00
WA Collocated Svc Fee - Full Rack............  $ 2,000.00        $ 24,000.00
WA Collocated Svc Fee - Full Rack............  $ 2,000.00        $ 24,000.00
WA 100Mbps - Committed 10Mbps of bandwidth...  $ 8,000.00        $ 96,000.00
                                               ----------        -----------
                                               $14,000.00        $168,000.00


ONE-TIME FEES                                   ONE-TIME
--------------                                 ----------
WA Collocated Setup Fee......................  $ 3,000.00
                                               ----------
                                               $ 3,000.00

Web Advantage is a high performance, highly reliable, cost-effective Web hosting service, providing the industry's best operations management and monitoring for organizations who see an expanding role for the Web in reaching their strategic business goals.

Web Advantage Collocated 2.0 bandwidth fee above coverage usage up to 2.0 Mbit/sec. This bandwidth fee may vary month-to-month, as it is based on the customer's actual usage, and will be billed according to the following fee schedule:

Over 10.0 Mbit/sec      Additional $750 per 1.0 Mbit/sec

An invoice for the first prorated month of service plus the setup fees will be issued at the time of setup. Web Advantage Collocated customers whose service setup date occurs after the first of the month will receive a prorated bill for that first partial month based on the service fee and minimum bandwidth fee noted above, regardless of the actual usage. Normal 95th percentile usage-based monthly billing will commence with the first full month following setup.

This service quotation is applicable only for Version 2.0 of Web Advantage Collocated at 100-0 Mbit/sec connectivity.